Other Income /(Expense), net (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
OTHER INCOME /(EXPENSE), NET [Abstract]
Gain from the changes in fair value of financial instruments	[1]	$ 41,014	$ 40,054	$ 6,665
Government grant		6,386	5,428	2,160
Investment income/(expense)	[2]	3,004	14,565	(2,051)
Donations		(754)	(70)	(218)
Write-off of unpaid long-term accounts payable		0	0	2,031
Impairment loss on available-for-sale equity securities	[3]	0	0	(5,754)
Impairment loss on equity investments	[4]	(34,119)	(2,605)	0
Others		6,417	7,352	3,864
Total		$ 21,948	$ 64,724	$ 6,697

[1]	The increase for 2018 compared to 2017 mainly consisted of $33.4 million in income earned from investments in financial instruments.
[2]	The increase for 2018 compared to 2017 mainly consisted of $17.8 million in investment income recognized in the third quarter of 2018 by Sogou due to the observable change in the price of Zhihu Technology Limited ("Zhihu") after the adoption of ASU 2016-01, offset by a $3.6 million investment loss representing a change in the fair value of Hylink Digital Solution Co., Ltd ("Hylink").
[3]	Before the adoption of ASU 2016-01, the Group recognized an other than temporary impairment loss of $5.8 million in the third quarter of 2017 that was related to Keyeast Co., Ltd. ("Keyeast"), an investment measured as available-for-sale equity securities.
[4]	In the fourth quarter of 2019, the Sohu Group recognized impairment losses of $34.1 million for equity investments.